Exhibit 10.3

FORM OF 7.875% SENIOR SECURED NOTE DUE 2022

(Face of 7.875% Senior Secured Note)
7.875% Senior Secured Note due 2022

[Insert Global Note Legend, if applicable pursuant to the provisions of the Indenture]

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.6 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.6 OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC OR SUCH OTHER REPRESENTATIVE OF DTC OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC(AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[Insert Restricted Notes Legend, if applicable pursuant to the provisions of the Indenture]

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, PLEDGED, ENCUMBERED, DISPOSED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT, PRIOR TO THE DATE WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) (THE “RESALE

E-1

RESTRICTION TERMINATION DATE”), SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (B) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE), (D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE SECURITIES LAWS OF ANY OTHER JURISDICTION (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS), (E) TO THE COMPANY OR ANY SUBSIDIARY THEREOF OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THIS SECURITY. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[Insert Temporary Regulation S Notes Legend, if applicable pursuant to the provisions of the Indenture]

THIS SECURITY IS A REGULATION S TEMPORARY GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE GOVERNING THIS NOTE. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL NOTE MAY BE MADE FOR AN INTEREST IN A TRANSFER RESTRICTED NOTE. NO EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL NOTE MAY BE MADE FOR AN INTEREST IN THE REGULATION S GLOBAL NOTE EXCEPT (A) ON OR AFTER THE TERMINATION OF THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND (B) UPON DELIVERY OF THE OWNER NOTES CERTIFICATION AND THE TRANSFEREE NOTES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.

UNTIL 40 DAYS AFTER THE COMMENCEMENT OF THE OFFERING OF THE NOTES, AN OFFER OR SALE OF THE NOTES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

WILLIAMS SCOTSMAN INTERNATIONAL, INC.
7.875% SENIOR SECURED NOTE DUE 2022

No. [A-1][S-1]	NOTES CUSIP: [144A: 96950GAA0]/[Reg S: U9697NAA3]
NOTES ISIN: [144A: US96950GAA04]/[Reg S: USU9697NAA38]

Williams Scotsman International, Inc., a Delaware corporation (the “Company,” which term includes any successor entities) for value received promises to pay to Cede & Co. or its registered assigns, the principal sum of [TWO HUNDRED NINETY-FOUR MILLION TWO HUNDRED FIFTY-TWO THOUSAND][FIVE MILLION SEVEN HUNDRED FORTY-EIGHT THOUSAND] UNITED STATES DOLLARS (US$[294,252,000][5,748,000]) on December 15, 2022, and to pay interest thereon as hereinafter set forth.

Interest Payment Dates: June 15 and December 15, beginning June 15, 2018

Record Dates: June 1 and December 1

Dated: November 29, 2017

Reference is made to further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefits under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

WILLIAM SCOTSMAN INTERNATIONAL, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one (1) of the 7.875% Senior Secured Notes due 2022 referred to in the within-mentioned Indenture:
Dated: November 29, 2017

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Trustee

By:
Authorized Signatory

(Reverse of 7.875% Senior Secured Note)
7.875% Senior Secured Note due 2022
WILLIAM SCOTSMAN INTERNATIONAL, INC.

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)                                 Interest. William Scotsman International, Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at the rate of 7.875% per annum from November 29, 2017 until maturity. The Company will pay interest in U.S. Dollars (except as otherwise provided herein) semiannually in arrears on June 15 and December 15, commencing on June 1, 2018 or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”). Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date, except in the case of the original issuance of Notes, in which case interest shall accrue from the date of authentication. Interest will be calculated based on a 360-day year consisting of 12 months of 30 days.

(2)                                 Method of Payment. The Company will pay interest on the Notes (except defaulted interest) on the applicable Interest Payment Date to the Persons who are registered Holders of Notes at the close of business on the June 1 and December 1 immediately preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date, except as otherwise provided in the Indenture (as defined below). The Notes shall be payable as to principal of, premium, if any, interest, at the office or agency of the Company maintained for such purpose, or, at the option of the Company, with respect to Notes represented by definitive Notes; payment may be made by check mailed to the Holders at their respective addresses set forth in the register of Holders, or, with respect to Notes represented by global Notes the Holders of which have provided the Company or the Paying Agent with wire transfer instructions, by wire transfer of immediately available funds to the account or accounts specified. Principal, premium, if any, interest, shall be considered paid for all purposes hereunder on the date the Paying Agent, if other than the Company or a Subsidiary thereof, holds, as of 11:00 a.m. (New York City time), money deposited by the Company in immediately available funds and designated for and sufficient to pay all such principal, premium, if any, interest, then due. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Any payments of principal of and interest on this Note prior to the Stated Maturity shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. The amount due and payable at the maturity of this Note shall be payable only upon presentation and surrender of this Note at an office of the Paying Agent or the Paying Agent’s agent appointed for such purposes.

(3)                                 Paying Agent and Registrar. Initially, Deutsche Bank Trust Company Americas, the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)                                 Indenture. The Company issued this Note under an Indenture, dated as of November 29, 2017 (the “Indenture”), among the Company, the Guarantors, the Trustee and the Collateral Agent. The terms of this Note include those stated in the Indenture. To the extent the provisions of this Note are inconsistent with the provisions of the Indenture, the Indenture shall govern. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of such terms. The Notes issued on the Issue Date are senior secured Obligations of the Company limited to $300,000,000 in aggregate principal amount. The Indenture permits the issuance of Additional Notes subject to compliance with certain conditions.

(5)                                 Guarantees. The payment of principal and interest on the Notes is unconditionally guaranteed on a senior secured basis by the Company and the other Guarantors to the extent set forth in and subject to the provisions of the Indenture.

(6)                                 Optional Redemption.

(a)                                 [Reserved].

(b)                                 Optional Redemption on or After December 15, 2019. At any time and from time to time on and after December 15, 2019, the Company, at its option, may redeem the Notes, in whole or in part, upon not less than 30 nor more than 60 days’ prior written notice to Holders and not less than 35 days’ prior written notice to the Trustee (or such shorter timeline as the Trustee may agree), at the redemption prices (expressed as percentages of the principal amount of the Notes to be redeemed) set forth below, plus accrued and unpaid interest to but not including the applicable redemption date (subject to the right of Holders on the relevant record date to receive interest due on an interest payment date falling on or prior to the redemption date), if redeemed during the 12-month period beginning on December 15 of each of the years set forth below.

Year	Redemption Price
2019	103.938%
2020	101.969%
2021 and thereafter	100.000%

(c)                                  Optional Redemption with Proceeds of Qualified Equity Offerings. At any time and from time to time prior to December 15, 2019, upon not less than 30 nor more than 60 days’ prior written notice to Holders and not less than 35 days’ prior written notice to the Trustee (or such shorter timeline as the Trustee may agree), the Company, at its option, may redeem up to 40% of the aggregate principal amount of the outstanding Notes (including any Additional Notes) at a redemption price equal to 107.875% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to but not including the applicable redemption date (subject to the right of Holders on the relevant record date to receive interest due on an interest payment date falling on or prior to the redemption date) if:

(1)                           such redemption is made with the net proceeds of one or more Qualified Equity Offerings;

(2)                           at least 60% of the aggregate principal amount of the Notes (including any Additional Notes) issued under this Indenture remains outstanding immediately after the occurrence of such redemption (excluding Notes held by the Company or its Subsidiaries); and

(3)                           the redemption occurs within 90 days following the closing of such Qualified Equity Offering.

(d)                                 Optional Redemption at Make-Whole Price. At any time and from time to time prior to December 15, 2019, upon not less than 30 nor more than 60 days’ prior written notice to Holders and not less than 35 days’ prior written notice to the Trustee (or such shorter timeline as the Trustee may agree), the Company, at its option, may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes, plus the Applicable Premium as of, and accrued and unpaid interest to but not including the redemption date (subject to the right of Holders on the relevant record date to receive interest due on an interest payment date falling on or prior to the redemption date).

(e)                                  Optional Redemption before December 15, 2019.  At any time, and from time to time, prior to December 15, 2019, upon not less than 30 nor more than 60 days’ prior written notice to Holders and not less than 35 days’ prior written notice to the Trustee (or such shorter timeline as the Trustee may agree), the Company, at its option, may redeem up to 10% of the aggregate principal amount of the outstanding Notes (including any Additional Notes) during each twelve-month period commencing with the Issue Date, at a redemption price equal to 103% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to but not including the applicable redemption date (subject to the right of Holders on the relevant record date to receive interest due on an interest payment date falling on or prior to the redemption date).

(f)                                   Notice of any redemption or any redemption in respect of the Notes may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of any related Qualified Equity Offering. In addition, if such redemption is subject to satisfaction of one or more conditions precedent, such notice of redemption shall describe each such condition, and if applicable, shall state that, in the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied (or waived), or such redemption may not occur and such notice, upon written notice to the Trustee, may be rescinded in the event that any or all such conditions shall not have been satisfied (waived) by the redemption date as stated in such notice, or by the redemption date as so delayed; provided that in no event shall such redemption date be delayed to a date later than 60 days after the date on which the original redemption notice was sent. The Company shall provide notice to the Trustee at least one Business Day prior to the then scheduled redemption date of the delayed redemption date or the rescinding of the redemption notice. The Company may provide in such notice that payment of the redemption price and performance of the Company’s obligations with respect to such redemption may be performed by another Person.

(g)                                  Unless the Company defaults in the payment of the applicable redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

(h)                                 If any Note is redeemed in part only, a new Note equal in principal amount to the unredeemed portion of the original Note will be issued in the name of the Holder thereof upon cancellation of the original Note. Subject to any conditions, notes called for redemption become due on the date fixed for redemption. On and after the redemption date and interest will cease to accrue on Notes or portions of the Notes called for redemption.

(i)                                     Notwithstanding any of the foregoing, notices of redemption may be sent more than 60 days prior to a redemption date if the notice is issued in connection with a Discharge of this Indenture.

(j)                                    The Company may at any time, and from time to time, purchase Notes by means other than redemption, whether in open market transactions or otherwise, subject to compliance with applicable securities laws.

(7)                                 Mandatory Redemption. The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(8)                                 Notice of Redemption. Subject to Section 3.3 of the Indenture, notice of redemption will be mailed by first class mail (or, delivered electronically if held by DTC) at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address and for the Notes registered to DTC, in accordance with DTC’s applicable procedures. If any Note is to be redeemed in part only, the notice of redemption that relates to that Note will state the portion of the principal amount thereof to be redeemed. No Notes of $2,000 principal amount or less will be redeemed in part.

(9)                                 Repurchase at Option of Holder.

(a)                                 Upon the occurrence of a Change of Control, the Company will be required to make an Offer to Purchase (a “Change of Control Offer”) all or any part (equal to

$2,000 or an integral multiple of $1,000 in excess thereof) of each Holder’s Notes at a purchase price (the “Purchase Price”) in cash equal to 101% of the principal amount of the Notes tendered, plus accrued and unpaid interest to but not including the Purchase Date (subject to the right of Holders on the relevant record date to receive interest due on an interest payment date falling on or prior to the Purchase Date). For purposes of the foregoing, a Change of Control Offer shall be deemed to have been made if (i) within 30 days following a Change of Control, the Company commences an Offer to Purchase all outstanding Notes at the Purchase Price and (ii) all Notes validly tendered (and not withdrawn) pursuant to the Offer to Purchase are purchased in accordance with the terms of such Offer to Purchase. Any Change of Control Offer will be conducted in accordance with the procedures specified in Section 3.8 of the Indenture.

(b)                                 If the Company or any of its Restricted Subsidiaries consummates an Asset Sale, any Net Cash Proceeds therefrom that are not applied or invested as provided in the third paragraph of Section 4.10 of the Indenture within 365 days after the receipt of any Net Cash Proceeds from such applicable Asset Sale will constitute Excess Proceeds. When the aggregate amount of Excess Proceeds exceeds $25.0 million, within thirty days thereof, the Company will make an Offer to Purchase (“Asset Sale Offer”) to all Holders and all holders of Pari Passu Debt containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets, in each case, equal to the maximum principal amount of Notes and such other Pari Passu Debt that may be purchased out of the Excess Proceeds. The offer price in any such Asset Sale Offer will be equal to 100% of the principal amount of the Notes purchased, plus accrued and unpaid interest to but excluding the date of purchase, and will be payable in cash. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use those Excess Proceeds for any purpose not otherwise prohibited by the Indenture and such remaining amount shall not be added to any subsequent Excess Proceeds for any purpose under the Indenture. If the aggregate principal amount of Notes and such other Pari Passu Debt tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee will select the Notes and the Company will select such other Pari Passu Debt to be purchased on a pro rata basis as between the Notes and Pari Passu Debt. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds will be reset at zero. Any Asset Sale Offer will be conducted in accordance with the procedures specified in Section 3.8 of the Indenture.

(c)                                  Holders that are the subject of a Change of Control Offer or an Asset Sale Offer (each, an “Offer to Purchase”), will receive notice of an Offer to Purchase from the Company prior to any related Purchase Date and may elect to have such Notes purchased by completing the form titled “ Option of Holder to Elect Purchase” appearing below.

(10)                          Denominations, Transfer, Exchange. The Notes are in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of the Notes may be registered and the Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company and the Registrar shall not be required (A) to issue, to register the transfer of or to exchange Notes during a period beginning at the opening of fifteen (15) days before the day of any mailing of a notice of redemption under Section (6) hereof and ending at the close of business on the day of mailing, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part, or (C) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

(11)                          Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

(12)                          Discharge and Defeasance. Subject to the conditions set forth in the Indenture, the Company and the Guarantors at any time shall be entitled to terminate some or all of their obligations under the Indenture and the Notes or the Note Guarantees, as applicable, if the Company irrevocably deposits with the Trustee, in trust, for the benefit of the Holders, cash in U.S. Dollars, non-callable U.S. Government Obligations, or a combination thereof, for the payment of principal of, premium, if any, and interest on the outstanding Notes to redemption or maturity, as the case may be; provided, that upon any redemption that requires the payment of the Applicable Premium, the amount deposited shall be sufficient for purposes of the Indenture to the extent that an amount is deposited with the Trustee equal to the Applicable Premium calculated as of the date of the notice of redemption, with any deficit as of the date of redemption (any such amount, the “ Applicable Premium Deficit”) only required to be deposited with the Trustee on or prior to the date of redemption. Any Applicable Premium Deficit shall be set forth in an Officer’s Certificate delivered to the Trustee simultaneously with the deposit of such Applicable Premium Deficit that confirms that such Applicable Premium Deficit shall be applied toward such redemption).

(13)                          Amendment, Supplement and Waiver. The Indenture, the Notes or any Note Document may be amended or supplemented as provided in the Indenture.

(14)                          Defaults and Remedies. The Events of Default relating to the Notes are defined in Section 6.1 of the Indenture. If an Event of Default (other than an Event of Default specified in Section 6.1(h) of the Indenture with respect to the Company) occurs and is continuing, then and in every such case, the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the principal amount of the Notes and any accrued and unpaid interest on the Notes to be due and payable immediately by a notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that after such acceleration, but before a judgment or decree based on acceleration, the Holders of a majority in aggregate principal amount of the outstanding Notes may rescind and annul such acceleration if (i) all Events of Default, other than the nonpayment of accelerated principal of or interest on the Notes, have been cured or waived as provided in the Indenture and (ii) such rescission or annulment would not conflict with any decree of judgment of a court of competent jurisdiction.

In the event of a declaration of acceleration of the Notes because an Event of Default described in Section 6.1(f) of the Indenture has occurred and is continuing, the declaration of acceleration of the Notes shall be automatically rescinded and annulled if the event of default or payment default triggering such Event of Default pursuant to Section 6.1(f) shall be remedied or cured by the Company or such Restricted Subsidiary or waived by the holders of the relevant Debt within 30 Business Days after the declaration of acceleration with respect thereto and if the rescission and annulment of the acceleration of the Notes would not conflict with any judgment or decree of a court of competent jurisdiction obtained by the Trustee for the payment of amounts due on the Notes.

If an Event of Default specified in Section 6.1(h) occurs with respect to the Company, the principal amount of and any accrued and unpaid interest on the Notes then outstanding shall ipso facto become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Trustee may withhold from Holders notice of any Default (except Default in payment of principal of, premium, if any, and interest on, any Note) if the Trustee determines that withholding notice is in the interests of the Holders.

(15)                          Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee.

(16)                          No Recourse Against Others. No past, present or future director, officer, employee, general or limited partner, incorporator or stockholder of the Company or any of its Subsidiaries, as such, will have any personal liability for any obligations of the Company or any Guarantor by reason of his, her or its status as such director, officer, employee, stockholder, general partner, limited partner or incorporator, under the Notes Documents, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes. Such waiver may not be effective to waive liabilities under the U.S. federal securities laws or other corporate laws, and it is the view of the SEC that such a waiver is against public policy.

(17)                          Authentication. This Note shall not be valid until authenticated by the signature of the Trustee or an authenticating agent.

(18)                          Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(19)                          CUSIP, ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP, ISIN or other similar numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Williams Scotsman International, Inc.
901 S. Bond Street, #600
Baltimore, Maryland 21231
Facsimile: (410) 933-5940
 Attention: General Counsel

ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

(Insert assignee’s legal name and soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                         to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 (Asset Sales) or 4.14 (Change of Control) of the Indenture, as applicable, check the box below:

☐ Section 4.10 ☐ Section 4.14

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or 4.14 of the Indenture, as applicable, state the amount you elect to have purchased: $

Date:	Your Signature:
(Sign exactly as your name appears on the Note)

Tax Identification No.:

Signature guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION
OF TRANSFER RESTRICTED NOTES BY A PERSON OTHER THAN THE COMPANY

Williams Scotsman International, Inc.
901 S. Bond Street, #600
Baltimore, Maryland 21231
Facsimile: (410) 933-5940
Attention: General Counsel

DB Services Americas, Inc.

5022 Gate Parkway, Suite 200

Jacksonville, FL 32256 USA

Attention:  Transfer

Re:                             William Scotsman International, Inc.
7.875% Senior Secured Note due 2022
CUSIP # [96950GAA0]/[U9697NAA3]

Reference is hereby made to that certain Indenture, dated November 29, 2017 (the “Indenture”), among William Scotsman International, Inc. (the “Company”), the Guarantors party thereto, the Trustee and the Collateral Agent. Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

(the “Transferor”) owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein in the principal amount of $                              in such Note[s] held in (check applicable space)                        book-entry or                          definitive form by the undersigned.

The Transferor                     (check one (1) box below):

☐                                    hereby requests the Registrar to deliver in exchange for its beneficial interest in the Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above), in accordance with Section 2.6 of the Indenture; or

☐                                    hereby requests the Trustee to exchange or register the transfer of a Note or Notes to               (transferee).

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the periods referred to in Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), the Transferor confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE (1) BOX BELOW:

(1)                                 ☐                                    to the Company or a subsidiary thereof; or

(2)                                 ☐                                    inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144A”)) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(3)                                 ☐                                    outside the United States in an offshore transaction to a person other than a “U.S. person” within the meaning of Regulation S under the Securities Act, in compliance with Rule 904 thereunder.

Unless one (1) of the boxes is checked, the Registrar will refuse to register any of the Note[s] evidenced by this certificate in the name of any person other than the registered Holder thereof; provided that if box (2) or (3) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Note[s], in its sole discretion, such legal opinions, certifications and other information as the Trustee or the Company reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

Signature guarantee:
(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

[Name of Transferee]

Dated:

NOTICE: To be executed by an executive officer

SCHEDULE OF EXCHANGES OF 7.875% SENIOR SECURED NOTES DUE 2022

The following exchanges of a part of this Global Note for other 7.875% Senior Secured Notes due 2022 have been made:

Date of Exchange	Amount of Decrease in Principal Amount of This Global Note	Amount of Increase in Principal Amount of This Global Note	Principal Amount of This Global Note Following Such Decrease (or Increase)	Authorized Officer of Trustee or 7.875% Senior Secured Note due 2022 Custodian